UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   September 29, 1999




                               DONEGAL GROUP INC.
                          ---------------------------
             (Exact name of registrant as specified in its charter)




         Delaware                     0-15341                23-2424711
 ---------------------------       ------------          ------------------
(State or other jurisdiction       (Commission            (IRS Employer
    of incorporation)              File Number)          Identification No.)


      1195 River Road, Marietta, Pennsylvania        17547
     ----------------------------------------      ----------
     (Address of principal executive offices)      (Zip Code)



Registrant's telephone number, including area code: (717) 426-1931



                                      N/A
                   -----------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

     On September 29, 1999, the registrant announced a corporate restructuring plan, which is described in the registrant's press release dated September 29, 1999. Such press release is filed as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

     As previously announced, Donegal Mutual Insurance Company, the owner of approximately 60% of registrant's outstanding common stock, from time to time purchases shares of registrant's common stock in open market transactions pursuant to Rule 10b-18 or in private transactions at prevailing prices.


Item 7.  Financial Statements and Exhibits.

     Exhibits:

     Reference is made to the Exhibit Index contained on page 4 of this Form 8-K Report.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DONEGAL GROUP INC.


                                             By: /s/ Donald H. Nikolaus
                                                 ----------------------------
                                                 Donald H. Nikolaus, President
                                                    and Chief Executive Officer

Date:  September 29, 1999



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                                  EXHIBIT INDEX


Exhibit No.                Description of Exhibit
- -----------                ----------------------

    99             Press Release of Donegal Group Inc. dated September 29, 1999.


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